UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2018

LEXARIA BIOSCIENCE CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52138	20-2000871
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

156 Valleyview Road, Kelowna, BC Canada	V1X 3M4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (250) 765-6424

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[     ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[     ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[     ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [    ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [     ]

Item 1.01	Entry into a Material Definitive Agreement

On February 26, 2018, Lexaria announced it has entered an agreement with NeutriSci International Inc. such that NeutriSci now owns 100% of Ambarii Trade Corporation (“Ambarii”), and Lexaria has granted to NeutriSci an Intellectual Property License and Supply Agreement for the manufacturing and sale of CBD based products.

Under the License Agreement, NeutriSci will continue the development and sales of its proprietary sublingual mouth-melt consumer products that incorporate Lexaria’s technology for enhancing palatability and bioavailability of beneficial non-psychoactive cannabinoids in NeutriSci’s existing and pipeline product formats. Lexaria will earn ongoing royalty revenues from the sales generated by these products.

On February 27, 2018 Lexaria announced it has entered a definitive technology licensing agreement with Los Angeles-based, privately-held Biolog, Inc. whereby Lexaria is providing its patented DehydraTECHTM technology to empower a unique set of next-generation food and beverage cannabis infusion products to be sold in the United States.

Biolog intends to launch new products of this type to deliver DehydraTECHTM enabled CBD from hemp and/or vitamins in products available nationwide. Biolog will also launch new DehydraTECHTM enabled products in those states where it is permissible to do so delivering cannabinoids from cannabis. All product lines will offer superior palatability and bioabsorption, as well as fast action powered by DehyrdaTECHTM.

Item 7.01	Regulation FD Disclosure

A copy of the news release announcing that Lexaria has entered a definitive technology licensing agreement with NeutriSci is filed as exhibit 99.1 to this current report and is hereby incorporated by reference.

A copy of the news release announcing that Lexaria has entered a definitive technology licensing agreement with Biolog is filed as exhibit 99.2 to this current report and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits
10.1	Technology License Agreement dated February 23, 2018
10.2	Technology License Agreement dated February 23, 2018
99.1	Press Release dated February 26, 2018
99.2	Press Release dated February 27, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXARIA BIOSCIENCE CORP.

/s/ Chris Bunka
Chris Bunka
CEO, Principal Executive Officer

Date:	February 27, 2018